Horizon Kinetics Medical ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 92.1%	Shares	Value
Cosmetics & Toiletries - 0.7%
Haleon PLC - ADR	12,900	$129,129

Diagnostic Equipment - 0.1%
Pacific Biosciences of California, Inc. (a)	10,551	13,927

Medical Imaging Systems - 0.4%
GE HealthCare Technologies, Inc.	880	62,639

Medical-Biomedical-Genetics - 25.1% (b)
Allogene Therapeutics, Inc. (a)	17,582	42,900
Alnylam Pharmaceuticals, Inc. (a)	2,272	751,737
Amgen, Inc.	2,161	760,348
Beam Therapeutics, Inc. (a)	8,791	209,490
Bicycle Therapeutics PLC - ADR (a)	13,188	61,192
Biogen, Inc. (a)	2,857	523,774
CRISPR Therapeutics AG (a)(c)	9,671	460,049
Decoy Therapeutics, Inc. (a)	21	135
Editas Medicine, Inc. (a)	29,010	71,655
Intellia Therapeutics, Inc. (a)	13,188	169,070
Ionis Pharmaceuticals, Inc. (a)	11,428	858,129
Lantern Pharma, Inc. (a)(c)	26,373	36,131
Regeneron Pharmaceuticals, Inc.	660	509,942
Replimune Group, Inc. (a)	13,188	100,888
		4,555,440

Medical-Drugs - 64.8% (b)
AbbVie, Inc.	7,034	1,529,825
Alkermes PLC (a)	21,099	746,061
AstraZeneca PLC	5,256	1,036,588
Bristol-Myers Squibb Co.	15,348	930,856
Eli Lilly & Co.	3,077	2,830,132
Galectin Therapeutics, Inc. (a)	49,226	137,340
GSK PLC - ADR	10,319	569,506
Johnson & Johnson	4,401	1,075,780
Merck & Co., Inc.	6,154	740,265
Novartis AG - ADR	8,791	1,342,825
Pfizer, Inc.	23,736	666,507
Vanda Pharmaceuticals, Inc. (a)	23,736	164,016
		11,769,701

Medical-Generic Drugs - 1.0%
Sandoz Group AG - ADR	1,760	137,632
Viatris, Inc.	3,272	44,205
		181,837
TOTAL COMMON STOCKS (Cost $9,077,143)		16,712,673

RIGHTS - 0.0% (d)
Medical-Biomedical-Genetics - 0.0% (b)(d)
Pathos AI, Inc., Expires 01/29/2027, Exercise Price $1.00 (a)(e)	23,992	0
TOTAL RIGHTS (Cost $0)		0

TOTAL INVESTMENTS - 92.1% (Cost $9,077,143)		16,712,673
Money Market Deposit Account - 10.0% (f)(g)		1,820,804
Liabilities in Excess of Other Assets - (2.1)%		(378,447)
TOTAL NET ASSETS - 100.0%		$18,155,030

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $422,155.
(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of March 31, 2026.

(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026, was 3.49%.

(g)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of March 31, 2026, is $406,585 which represented 2.2% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Horizon Kinetics Medical ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$16,712,673	$–	$–		$16,712,673
Rights	–	–	0	(a)	0	(a)
Total Investments	$16,712,673	$–	$0	(a)	$16,712,673

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a) The Fund held a Level 3 security at the end of the period valued at $0. The security classified as Level 3 is deemed immaterial and did not warrant a disclosure of significant unobservable inputs.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$12,229,691	67.5%
Switzerland	1,940,506	10.7
United Kingdom	1,796,415	9.8
Ireland	746,061	4.1
Assets in Excess of Other Liabilities	1,442,357	7.9
	$18,155,030	100.0%